EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Registration Statement on Form S-3 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a Registration Statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of September, 2006.

/s/ GEORGE A. ALCORN
GEORGE A. ALCORN

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Registration Statement on Form S-3 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a Registration Statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of September, 2006.

/s/ CHARLES R. CRISP
CHARLES R. CRISP

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Registration Statement on Form S-3 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a Registration Statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of September, 2006.

/s/ WILLIAM D. STEVENS
WILLIAM D. STEVENS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Registration Statement on Form S-3 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a Registration Statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of September, 2006.

/s/ H. LEIGHTON STEWARD
H. LEIGHTON STEWARD

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Registration Statement on Form S-3 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a Registration Statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of September, 2006.

/s/ DONALD F. TEXTOR
DONALD F. TEXTOR

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Registration Statement on Form S-3 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a Registration Statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of September, 2006.

/s/ FRANK G. WISNER
FRANK G. WISNER

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Registration Statement on Form S-3 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a Registration Statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of September, 2006.

/s/ MARK G. PAPA
MARK G. PAPA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the "Company") of its Registration Statement on Form S-3 with the Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Barry Hunsaker, Jr. and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a Registration Statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of September, 2006.

/s/ EDMUND P. SEGNER, III
EDMUND P. SEGNER, III